Exhibit 99.0


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report of West Essex Bancorp, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2003, as filed with the Securities and Exchange Commission (the "Report), I, Leopold W. Montanaro, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


                                       /s/ Leopold W. Montanaro
                                       -----------------------------------------
                                       Leopold W. Montanaro
                                       President and Chief Executive Officer
                                       May 15, 2003



A signed original of this written statement required by Section 906 has been provided to West Essex Bancorp, Inc. and will be retained by West Essex Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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                                                                    Exhibit 99.0


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report of West Essex Bancorp, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2003, as filed with the Securities and Exchange Commission (the "Report), I, Michael T. Sferrazza, principal financial officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


                                               /s/ Michael T. Sferrazza
                                               ---------------------------------
                                               Michael T. Sferrazza
                                               Vice President and Controller
                                               (principal financial officer)
                                               May 15, 2003




A signed original of this written statement required by Section 906 has been provided to West Essex Bancorp, Inc. and will be retained by West Essex Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.